Pioneering mRNA Cell Therapy for Autoimmunity November 2025 Exhibit 99.2

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Information in this presentation (including market data and statistical information) has been obtained from various sources (including third-party sources) and the Company does not guarantee the accuracy or completeness of such information. All projections, valuations and statistical analyses are provided for informational purposes only. They may be based on subjective assessments and assumptions and may use one among many alternative methodologies that produce different results and, to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance, and you are cautioned not to give undue weight to them. The Company’s product candidates are investigational clinical product candidates currently under clinical evaluation and study. The Company’s product candidates have not been approved for use by the U.S. Food and Drug Administration ("FDA"). Any reference to the Company’s product candidates’ potential benefits, safety, or efficacy is based on observations from ongoing clinical research and should not be interpreted as definitive clinical evidence. Use or discussion of the Company’s product candidates is limited to the context of clinical research and free scientific exchange of information and is not intended for the general public, as medical advice, nor as any suggestion or indication that the Company’s product candidates have been found by the FDA to be safe or effective or approved for use outside of clinical trials. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements about the Company’s expected cash resources and cash runway, statements regarding the ability of the Company’s product candidates to be administered in an outpatient setting or without the need for preconditioning lymphodepleting chemotherapy, the potential of the Company’s product candidates to treat myasthenia gravis, juvenile myasthenia gravis, systemic lupus erythematosus, myositis, juvenile systemic lupus erythematosus, juvenile dermatomyositis, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, including the number of trials that may be necessary in order to obtain marketing approval, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, enrollment in the Company’s clinical trials, expectations regarding manufacturing and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial, whether results of early clinical trials will be indicative of the results of later clinical trials and whether results observed in certain patient subgroups will be indicative of the results in such subgroups in later clinical trials or are reflective of a product candidate's overall characteristics, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, political uncertainty, the Company’s reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward- looking statements included in this presentation, except as required by law. Forward-looking statements 2 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Executive summary

Strong efficacy signal observed in patients treated with Descartes-08 in Phase 2 SLE trial, supporting broad applicability across autoimmune diseases and enabling expansion into multiple indications beyond MG.

Currently planned expansion into myositis positions Descartes-08 to address significant unmet medical need in a sizeable patient population.

The AURORA Phase 3 trial positions Descartes-08 to capture a **$1B+ market opportunity in MG***, differentiated from chronic biologic therapies—backed by leadership with a strong commercial track record.

Cartesian's lead asset, Descartes-08, **delivers deep and durable responses in MG through 12 months** following a single course of therapy—administered outpatient without lymphodepletion—positioning it to transform the current treatment landscape.

US-based in-house manufacturing supports commercial readiness for MG launch with potential biologic-like margins and full supply chain control – ongoing process optimization creates opportunity for further margin expansion.

MG, myasthenia gravis

*Internal company projections

3 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Late-stage clinical company pioneering mRNA cell therapy specifically designed to expand the reach of cell therapy to autoimmunity

- mRNA cell therapy designed to be dosed reliably and safely in an ***outpatient setting without lymphodepletion***
- Descartes-08: Investigational mRNA CAR T-cell (CAR-T) with ***deep and durable responses through 12 months*** observed in randomized, double-blind, placebo-controlled Phase 2b trial in patients with myasthenia gravis (MG)
- ***US-based in-house manufacturing*** supports commercial readiness with potential for biologic-like margins

4 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

RECENT AND PLANNED ACTIVITY

DESCARTES-08

- Phase 3 AURORA trial initiated in May 2025 **positions Descartes-08 to potentially access $1B+[1] market opportunity in MG**
- **Strong efficacy signal observed in patients treated with Descartes-08 in Phase 2 SLE trial** supports potential applicability across autoimmune diseases
- Currently **planned expansion into myositis positions Descartes-08 to address significant unmet medical need[2]**

CASH RESOURCES

- ***Strong balance sheet with approximately $145 million****
- Expected to support planned operations, including completion of ongoing Phase 3 trial of Descartes-08 for MG, into mid-2027

* As of September 30, 2025; includes cash, cash equivalents and restricted cash (unaudited)
SLE, Systemic Lupus Erythematosus
CAR, Chimeric antigen receptor

1. Internal company projections
2. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020; OCTAGAM efficacy data

Cartesian therapeutics

Phase 3Phase 2Phase 1Discovery/PreclinicalIndicationsAsset Myasthenia Gravis (MG) Descartes-08 Autologous mRNA CAR-T Systemic Lupus Erythematosus (SLE) Myositis* Wholly-owned pipeline targets autoimmune disease 5 *Includes juvenile dermatomyositis in addition to adult myositis indications PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

6 Descartes-08 in SLE PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

7 Exploring clinical activity of Descartes-08 in SLE through open label Phase 2 trial Screening (Days -60 to -15) Leukapheresis & Cell Processing (Days -59 to -14) ~3 Weeks Vein-to-Vein Time Descartes-08 (Day 1, 8, 15, 22, 29, 36) Safety / Response Assessment (Day 50) Follow up visits (Months 3, 6, 9, 12) INCLUSION CRITERIA • Up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement PRIMARY ENDPOINT • Assess safety tolerability and manufacturing feasibility of Descartes-08 in patients with SLE SECONDARY ENDPOINTS • Standard measures of clinical activity: • SLE Activity Index (SLEDAI-2K) • Physician Global Assessment (PGA) • Lupus Low Disease Activity State (LLDAS) • Definition of Remission in SLE (DORIS) PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY CNS, Central nervous system

8 100% LLDAS response rate in patients reaching Month 3 follow-up in Phase 2 open-label SLE trial • LLDAS response observed in 100% of patients who received Descartes-08 and reached Month 3 follow-up (n=3)* • Disease remission reported as DORIS response seen in 2 out of 3 participants at Month 3* • Indicates favorable safety profile supporting outpatient administration without the need for lymphodepletion *4th patient has not reached month 3 timepoint yet SLEDAI-2K – Systemic Lupus Erythematosus Disease Activity Index that uses 24 descriptors to evaluate symptoms across nine organ systems PGA – Physician Global Assessment, a tool used to measure overall activity of SLE based on clinician’s judgement DORIS – Definition of Response in SLE indicates clinical SLEDAI-2K score of 0 and PGA < 0.5 LLDAS – Lupus Low Disease Activity State indicates SLEDAI-2K score ≤ 4 and PGA < 1 100% LLDAS response rate for patients reaching Month 3 follow-up with significant reduction in disease activity S L E D A I- 2 K P G A Initial Observations 0 5 10 15 20 25 D1 D22 D50 M3 Patient A Patient B Patient C Patient D 0 0.5 1 1.5 2 2.5 D1 D22 D50 M3 Patient A Patient B Patient C Patient D LLDAS Response LLDAS Response DORIS Response PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

9 Safety profile in SLE consistent with myasthenia gravis Grade 2Grade 1 1 (25%)3 (75%)Fever 1 (25%)1 (25%)Headache 1 (25%)1 (25%)Chills 1 (25%)1 (25%)Fatigue 1 (25%)1 (25%)Myalgia 2 (50%)Nausea 1 (25%)Nasal congestion 1 (25%)Lightheadedness 1 (25%)Arthralgia • Infusion-related fever and flu-like symptoms were the most common AE, and all resolved within 24 hours • No new safety signals identified • No Grade ≥3 or serious adverse events reported to date • No hypogammaglobulinemia or decrease in vaccine titers observed Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=4) All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 3 or Grade 4 adverse events. AE: adverse event, Ig: Immunoglobulin, VZV: Varicella zoster virus IgG IgA IgM 0 200 400 600 800 1,000 1,200 1,400 Immunoglobulin level (mg/dL) Baseline Month 3 Measles Mumps VZV 0 50 100 150 200 250 300 350 Vaccine titer (IU/mL) Baseline Month 3 Immunoglobulin level (mg/dL) Vaccine titer (IU/mL) PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Pla ce bo DC-0 8 M G DC-0 8 SLE -400 -200 0 200 400 pDCs Δ C D 8 6 M F I (M 3 - S C R ) 10 Correlative biomarkers support application in multiple autoimmune diseases, including myositis • Observed statistically significant (p<0.01) decrease in proinflammatory cytokines associated with SLE pathogenesis (IL7, IL10, CCL20, ST1A1) associated with disease severity in myositis, systemic sclerosis, Sjögren's syndrome and other autoimmune diseases • Significant decrease in plasmacytoid dendritic cells (pDCs) observed 3 months after Descartes-08 in both MG and SLE patients supports the expansion into myositis, an autoimmune indication with known pDC involvement IL7 IL10 CCL20 ST1A1 0 -0.1 -0.2 -0.3 -0.4 -0.5 -0.6 Change in cytokines (ΔNPX) Baseline v. Month 3 (n=3) Meitei et al. Autoimmun Rev 2021, Zeng et al. Front Immunol 2025, Bai et al. Clin Rheumatol 2021, Lisi et al. Lab Invest 2012, Nguyen et al. Arhtirits Rheumatol 2025, pDCs (n=3) Change in cytokines (ΔNPX) Baseline v. Month 3 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

11 Descartes-08 Expansion into Myositis PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

12 Expansion into myositis provides new opportunity in an area with significant unmet need and compelling market Characterized by debilitating muscle weakness and skin rashes2 Limbs Respiratory Rashes Swallowing 80,000+ Patients in the U.S.1 60% of Patients Eligible for a 3L+ Treatment3 Residual Unmet Needs in Myositis4-5 Refractory, moderate-to-severe myositis patients likely to remain underserved despite new drug developments Treatment options have limited efficacy in broader organ involvement and refractory patients Better tolerated therapies desired given concern over infusion-related reactions Highly heterogenous disease leads to suboptimal speed and accuracy of diagnosis 1. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020 2. HSS - Myositis 3. OCTAGAM efficacy data 4. Gupta et al. 2023; 5. Meyer et al. 2019; PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Strong mechanistic alignment with existing clinical data in MG and SLE underscores a potential multi-billion-dollar opportunity in myositis for Descartes-08


Estimated US
Patient Population:
80,000[1]
3L+ Treatment
~60%[2]
RNAC US Potential
Addressable Market:
Multi-billion-
dollar[3]
Descartes-08
opportunity
represented by 60%
of patients remaining
underserved
Refractory
Patients
60%
Treated
Population
40%

1. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020
2. OCTAGAM efficacy data
3. Internal company projections, inclusive of opportunity to retreat patients

13 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

14 Myositis seamless clinical trial design provides potential opportunity for single pivotal trial to commence in 1H26 Screening Days -60 to -18 Leukapheresis & Cell Processing Days -59 to -17 ~3 Weeks Vein-to-Vein Time Descartes-08 Day 1, 8, 15, 22, 29, 36 Follow-Up Visits Weeks 8, 12, 16 Primary Endpoint Assessment Week 24 Placebo Day 1, 8, 15, 22, 29, 36 ~3 Weeks Vein-to-Vein Time 1:1 randomization Days -7 to -3 Preliminary analysis following initial ten patients to evaluate shift into pivotal trial INCLUSION CRITERIA • Adults with moderate to severe multi-refractory dermatomyositis and antisynthetase syndrome PRIMARY OBJECTIVE • Assess safety and efficacy of Descartes-08 compared to placebo added to standard of care in patients with myositis SAMPLE SIZE • 10 participants prior to interim analysis • Up to 50 participants total (25 each arm) PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

15 Descartes-08 in Myasthenia Gravis PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need

106,000+

Patients in the U.S.[1]

Characterized by debilitating fatigue and muscle weakness

Limbs | Respiratory | Ocular | Facial

Current treatments require chronic or frequent administration and have limited durability

Significant Unmet Need Remains

- **Highly heterogenous disease biology** makes a standardized treatment approach ineffective[2]
- **Limited durability from current therapies** requires patients to rely on chronic immunosuppression and dosing[3]
- **Suboptimal depth and durability of response** leaves white space for long-lasting remission[3]
- Achievement of **minimal symptom expression over time remains a key treatment goal** for physicians[4]

1. Rodrigues et al. 2023
2. DOI: 10.1080/1744666X.2021.1936500
3. VYVGART label
4. Company neurologist ad-board

16 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Current gMG market lacks disease modifying treatments creating the potential to access a $1B+ market opportunity for Descartes-08 in the US


Estimated US
Patient Population:
106,000[1]
AChR+:
~85%[2]
RNAC US Potential
Addressable Market:
~$1B+[3]

DESCARTES-08 OBSERVATIONS

Significant reduction in MG-ADL of 7.1 at Month 12[4] with a single course of therapy

57% of patients achieved minimal symptom expression at Month 6 and maintained it through Month 12[4]

Safety profile **supports biologic-like outpatient administration**

Significant unmet need remains given current treatment options, creating a potential $1B opportunity

1. Rodrigues et al. 2023
2. Lazaridis et al., 2020
3. Company internal projections, inclusive of opportunity to retreat patients
4. Metrics reflective of results from biologic naïve population

17 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

AURORA: Randomized double-blind, placebo-controlled Phase 3 trial of Descartes-08 in AChR Ab+ gMG initiated in May 2025

INCLUSION CRITERIA

- AChR Ab+
- MGFA Class II-IV
- MG-ADL ≥6
- On stable doses of immunosuppressants


Masked Dosing
Six weekly doses of Descartes-08 or placebo
Primary Endpoint Assessment
Descartes-08
~100 Participants 1:1
Placebo
Follow-Up
Month 5, Month 6, Month 9, Month 12
Follow-Up
Month 5, Month 6, Month 9, Month 12
Optional Descartes-08 infusions
WK1
WK6
WK8
WK12
WK16
Masked Follow-Up
Month 1, Month 2, Month 3, Month 4
Single infusion

PRIMARY ENDPOINT

- Proportion of participants with MG-ADL improvement of ≥3 points at Month 4, relative to placebo

KEY SECONDARY ENDPOINTS

- Proportion of participants with MGC improvement of ≥4 points at Month 4
- MG-ADL and MGC change from baseline to Month 4
- Quantify clinical effect of Descartes-08 over 1 year

MG-ADL, Myasthenia Gravis Activities of Daily Living scale
gMG, Generalized myasthenia gravis
MGFA, Myasthenia Gravis Foundation of America
MGC, Myasthenia Gravis Composite
MG QMG, Quantitative MG Scores
MG QoL 15R, MG Quality of Life 15-revised
AChR Ab+, Acetylcholine receptor autoantibody positive

18 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Deep responses observed in participants with no prior exposure to complement or FcRn inhibitors 19 • Average MG-ADL reduction of 6.6 (±1.5) points at Month 4, maintained through Month 12 (7.1±1.9) • Average QMG reduction of 5.9 (±2.4) points at Month 4, deepened through Month 12 (9.4±2.6) • 100% of participants maintained clinically meaningful response at Month 12 Primary Efficacy Dataset (No Prior Biologics) Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=7), Month 12 (n=7) *Two participants lost to follow-up Descartes-08 Clinically meaningful decrease Clinically meaningful decrease 57% of participants achieved minimum symptom expression at Month 6 and maintained it through Month 12 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Safety profile supports outpatient administration with no AEs reported after Month 3 through final follow-up

	Descartes-08 (n=20)			Placebo (n=16)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Headache	7 (35%)	4 (20%)		2 (13%)	3 (19%)	
Chills	8 (40%)	4 (20%)				
Nausea	3 (15%)	6 (30%)		1 (6%)	2 (13%)	
Fever	7 (35%)	4 (20%)	1 (5%)			
Fatigue	4 (20%)	1 (5%)		1 (6%)		
Myalgia	4 (20%)	2 (10%)				
Infusion related reaction	1 (5%)	2 (10%)	1 (5%)	1 (6%)		
Muscle weakness	1 (5%)	1 (5%)		1 (6%)		
Arthralgia	1 (5%)	1 (5%)			1 (6%)	
Tachycardia	3 (15%)					
Upper respiratory infection		1 (5%)			1 (6%)	
Herpes simplex reactivation	1 (5%)		1 (5%)			
Dysgeusia	3 (15%)					
Diarrhea	1 (5%)				1 (6%)	
Sweating	1 (5%)			1 (6%)		
Limb edema	1 (5%)	1 (5%)				
Flushing	2 (10%)					
Dyspnea	1 (5%)	1 (5%)				
Insomnia	2 (10%)					
Vomiting	2 (10%)	1 (5%)				
Tremor	2 (10%)					

- **Most commonly observed AEs through Month 3 include: headache, chills, nausea and fever, all of which typically resolved within 24 hours of infusion**
- **No AEs reported after Month 3**
- **No hypogammaglobulinemia or increased infections reported**
- **No difference in vaccine titers between Descartes-08 and placebo**

Total AEs reported through Month 12 for Descartes-08-treated patients and through Month 3 for placebo-treated patients

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=20) or placebo (n=16)

All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events

20 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Descartes-08 is optimally designed for autoimmune diseases

Key Characteristics for a Differentiated Therapy Designed for Patient Adoption in MG

Durability of Response
Descartes-08 delivers deep and durable responses through 12 months after a single course of therapy

Single Course of Therapy
Unlike current biologic therapies requiring chronic dosing and immunosuppression, Descartes-08 delivers deep and durable responses after a single course of therapy through a precision immune reset

Outpatient Administration
mRNA cell therapy enables reliable and safe outpatient dosing without lymphodepletion, avoiding the risks of CRS and ICANS

Redosing Optionality
The favorable safety profile of mRNA cell therapy enables repeat dosing if needed, providing flexibility

CRS, Cytokine release syndrome

ICANS, Immune effector cell-associated neurotoxicity syndrome

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

22 Manufacturing PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

23 Wholly-owned, in-house, US-based manufacturing FUTURE GROWTH Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth QUICK TO ADAPT Continuous process optimization creates opportunity for progressive margin expansion WHOLLY-OWNED Ownership of quality control and production timelines COST EFFICIENT Supports commercial readiness for MG launch with potential for biologic-like margins Facility located in Frederick, MD Over 35,000 sq. ft. state- of-the-art cGMP facility PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY cGMP, current good manufacturing practice

24 FINANCIAL POSITION: Current Cash and Cash Equivalents Expected to Support Pipeline Through Key Milestones All metrics as of 9/30/25 *Includes Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into shares of common stock and includes outstanding options, RSUs and warrants. $145.1M <75 FULL TIME EMPLOYEES Based in Gaithersburg, MD and Frederick, MD 26.0M Basic shares outstanding 34.1M Fully diluted shares outstanding* In cash, cash equivalents and restricted cash (unaudited) PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Key takeaways 25 Cartesian’s lead asset, Descartes-08, delivers deep and durable responses in MG through 12 months following a single course of therapy—administered outpatient without lymphodepletion—positioning it to transform the current treatment landscape. The AURORA Phase 3 trial positions Descartes-08 to capture a $1B+ market opportunity in MG*, differentiated from chronic biologic therapies—backed by leadership with a strong commercial track record. US-based in-house manufacturing supports commercial readiness for MG launch with potential biologic-like margins and full supply chain control – ongoing process optimization creates opportunity for further margin expansion. Currently planned expansion into myositis positions Descartes-08 to address significant unmet medical need in a sizeable patient population Strong efficacy signal observed in patients treated with Descartes-08 in Phase 2 SLE trial, supporting broad applicability across autoimmune diseases and enabling expansion into multiple indications beyond MG. PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY *Internal company projections

26 Appendix PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases

Descartes-08 is designed to target BCMA, a surface antigen expressed on ***plasma cells/plasmablasts*** and ***plasmacytoid dendritic cells***

PLASMA CELLS (PCs) AND PLASMABLASTS

- PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells
- These cells are entirely responsible for secreting pathogenic autoantibodies
- During autoimmunity, autoantibodies attack host tissue and drive inflammation


Plasma cell
Autoantibodies
Attack of disease-specific host tissues

PLASMACYTOID DENDRITIC CELLS (pDCs)

- pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells
- These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases
- pDCs are increased in patients with autoimmunity (e.g., SLE) and interfere with optimal treatment


Ab-bound nuclear antigen
pDC activation
type I interferons
Cytokine driven Inflammation and tissue damage

Several autoimmune disease segments involve pathogenic contributions from ***both PCs/plasmablasts*** and ***pDCs***, including rheumatology, nephrology, neurology, and others

Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform

27 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Baseline characteristics: Patients in open-label Phase 2 SLE trial

Participant	Sex	Age	SLE Duration (years)	Baseline SLEDAI-2K	Prior Rx	Ongoing Rx
Patient A	F	44	19	8	MMF	MMF, HCQ
Patient B	F	42	23	12	-	Prednisone 2.5mg, HCQ, MMF
Patient C	F	54	15	8	Prednisone 20mg, HCQ, Leflunomide, Benlysta	Prednisone 2.5mg, MTX, Sulfasalazine
Patient D	F	26	13	13	-	Prednisone 5mg, HCQ, MMF

MMF: Mycophenolate mofetil,
MTX: methotrexate
HCQ: hydroxychloroquine

28 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Deepening responses observed in participants treated with Descartes-08 29 • Average MG-ADL reduction of 5.5 (±1.1) points at Month 4, maintained through Month 12 (4.8±1.4) • Average QMG reduction of 4.8 (±1.7) points at Month 4, deepened through Month 12 (6.0±2.1) • 83% of participants reaching Month 12 maintained clinically meaningful response Primary Efficacy Dataset Month 3 (n=15), Month 4 to Month 12 (n=12*) *Three participants lost to follow-up Descartes-08 Placebo Clinically meaningful decrease Clinically meaningful decrease PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Phase 2a trial update: Descartes-08 retreatment continues to elicit deep and durable responses

Participant 1


Descartes-08
infusions
Descartes-08
retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0

Participant 2


Descartes-08
infusions
Descartes-08
retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0

- Three participants retreated to date, two of whom maintain minimum symptom expression 2 years after initial treatment
- Third participant achieved 4-point reduction in MG-ADL and 6-point reduction in MGC at the most recent, follow-up of retreatment (Month 2)

Manuscript submitted for peer review; pre-print available at medRxiv.org.

30 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics